                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 18, 2000

                       Newcourt Funding Corporation 1999-1


   A New York             Commission File              I.R.S. Employer
  Corporation             No. 108-2255                  No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054

                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:         JANUARY 18, 2000    PAYMENT DATE:  JANUARY 20, 2000
COLLECTION PERIOD:         DECEMBER 31, 1999

ITEM 5. OTHER

      I.  INFORMATION REGARDING THE CONTRACTS

          1.  CONTRACT POOL PRINCIPAL BALANCE
              a.    Beginning of Collection Period                                $1,625,301,948
              b.    End of Collection Period                                      $1,572,966,233
              c.    Reduction for Collection Period                               $   52,335,715

          2.  DELINQUENT SCHEDULED PAYMENTS

              a.    Beginning of Collection Period                                $   20,771,479
              b.    End of Collection Period                                      $   24,708,381

          3.  LIQUIDATED CONTRACTS

              a.    Number of Liquidated Contracts                                           415
                    with respect to Collection Period
              b.    Required Payoff Amounts of Liquidated Contracts               $    8,423,805
              c.    Total Reserve for Liquidation Expenses                        $        --
              d.    Total Liquidation Proceeds Received (1)                       $            7
              e.    Liquidation Proceeds Allocated to Owner Trust                 $       37,612
              f.    Liquidation Proceeds Allocated to Depositor                   $    (2,050.85)
              g.    Current Realized Losses                                       $    8,386,193

          4.  PREPAID CONTACTS

              a.    Number of Prepaid Contracts with respect                                 384
                    to Collection Period
              b.    Required Payoff Amounts of Prepaid Contracts                  $    6,859,142

          5.  PURCHASED CONTRACTS (BY TCC)
              a.    Number of Contracts Purchased by TCC with                                  7
                    respect to Collection Period
              b.    Required Payoff Amounts of Purchased Contracts                $     217,233

          6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                       ----------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                          NUMBER OF              % OF            AGGREGATE REQUIRED    REQUIRED PAYOFF
                                         CONTRACTS           CONTRACTS            PAYOFF AMOUNTS          AMOUNTS
                                       ----------------------------------------------------------------------------------
              a.    Current                76,401              91.74%              $1,458,607,794           91.30%
              b.    31-60 days              3,845               4.62%              $   80,599,461            5.04%
              c.    61-90 days              1,293               1.55%              $   22,971,737            1.44%
              d.    91-120 days               853               1.02%              $   17,261,989            1.08%
              e.    120+ days                 888               1.07%              $   18,233,631            1.14%
              f.    Total                  83,280             100.00%              $1,597,674,613          100.00%

  7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

      ----------------------------------------------------------------------------------------------------------------------------
                                        % OF                         % OF                     % OF                   % OF
                                     AGGREGATE                    AGGREGATE                AGGREGATE               AGGREGATE
                                  REQUIRED PAYOFF              REQUIRED PAYOFF          REQUIRED PAYOFF         REQUIRED PAYOFF
                                      AMOUNTS                      AMOUNTS                  AMOUNTS                 AMOUNTS
          COLLECTION
             PERIODS            31-60 DAYS PAST DUE          61-90 DAYS PAST DUE      91-120 DAYS PAST DUE    120+ DAYS PAST DUE
      ----------------------------------------------------------------------------------------------------------------------------
         12/31/99                      5.04%                        1.44%                    1.08%                   1.14%
         11/30/99                      4.25%                        1.36%                    0.61%                   1.10%
         10/31/99                      3.70%                        1.22%                    0.79%                   1.05%
         9/30/99                       3.65%                        1.06%                    0.98%                   0.35%
         8/31/99                       3.34%                        2.02%                    0.49%                   0.01%


  8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             ----------------------------------------------------------------------------------
                                                COLLECTION       3 COLLECTION        6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                  PERIOD        PERIODS ENDING              ENDING             CUT-OFF DATE
                                               DECEMBER-99       DECEMBER-99             DECEMBER-99
                                             ----------------------------------------------------------------------------------
      a.    Number of Liquidated Contracts            415                641                     693                   693
      b.    Number of Liquidated
            Contracts as a Percentage               0.481%             0.744%                  0.804%                0.804%
            of Initial Contracts
      c.    Required Payoff Amounts of
            Liquidated Contracts                8,423,805         14,098,801              15,211,080            15,211,080
      d.    Liquidation Proceeds Allocated
            to Owner Trust                         37,612             39,986                  46,700                46,700
      e.    Aggregate Current Realized
            Losses                              8,386,193         14,058,814              15,164,381            15,164,381
      f.    Aggregate Current Realized
            Losses as a Percentage of               0.457%             0.766%                 0.826%                 0.826%
            Cut-off Date Contract Pool
            Principal Balance

   II.   INFORMATION REGARDING THE SECURITIES
        1.  SUMMARY OF BALANCE INFORMATION

              ---------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
                   CLASS          COUPON       JANUARY 20, 2000      JANUARY 20, 2000      DECEMBER 20, 1999      DECEMBER 20, 1999
                                  RATE          PAYMENT DATE          PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
              ---------------------------------------------------------------------------------------------------------------------
        a.    Class A-1 Notes  5.971300%        $  228,514,878          0.49789            $  276,072,594              0.60151
        b.    Class A-2 Notes  6.310000%        $  183,586,801          1.00000            $  183,586,801              1.00000
        c.    Class A-3 Notes  6.761250%        $  679,271,171          1.00000            $  679,271,171              1.00000
        d.    Class A-4 Notes  7.180000%        $  318,523,103          1.00000            $  318,523,103              1.00000
        e.    Class A-5 Notes  6.990000%        $   59,267,897          0.88447            $   60,865,443              0.90831
        f.    Class B Notes    7.070000%        $   22,948,351          1.00000            $   22,948,351              1.00000
        g.    Class C Notes    7.210000%        $   50,486,371          1.00000            $   50,486,371              1.00000
        h.    Class D Notes    7.960000%        $   55,076,041          1.00000            $   55,076,041              1.00000
        I.    Total               N.A.          $1,597,674,613          0.87026            $1,646,829,875              0.89703

       Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,597,674,613 and the CCA Balance is $93,962,442.


        2.  MONTHLY PRINCIPAL AMOUNT

            a.    Principal Balance of Notes and Equity Certificates
                  (End of Prior Collection Period)                               $1,646,829,875
            b.    Contract Pool Principal Balance (End of Collection Period)     $1,572,966,233
            c.    Monthly Principal Amount                                       $   73,863,642

        3.  GROSS COLLECTIONS
            a.    Scheduled Payments Received                                    $   46,049,170
            b.    Liquidation Proceeds Allocated to Owner Trust                  $       37,612
            c.    Required Payoff Amounts of Prepaid Contracts                   $    6,859,142
            d.    Required Payoff Amounts of Purchased Contracts                 $      217,233
            e.    Proceeds of Clean-up Call                                      $         --
            f.    Investment Earnings on Collection Account and Note
                     Distribution Account                                        $      250,159
            g.    Total Gross Collections (sum of (a) through (f))               $   53,413,318

        4.  DETERMINATION OF AVAILABLE FUNDS
            a.    Total Pledged Revenues                                         $   53,413,318
            b.    Withdrawal from Cash Collateral Account                        $    6,415,108
            c.    Total Available Funds                                          $   59,828,426

        5.  CLASS A-3 SWAP
            a.    Payment Details
                  1.  Class A-3 Prinicpal Amount                                 $          --
                  2.  Class A-3 Assumed Fixed Rate                                       6.8360%
                  3.  Class A-3 Assumed Fixed Rate Count (30/360)                   0.083333333
                  4.  Class A-3 Interest Rate (Libor + .30%)                            6.76125%
                  5.  Class A-3 Interest Rate Day Count (Actual/360)                0.086111111

            b.    Net Payment Calculation
                  1. Class A-3 Assumed Fixed Payment to Swap Provider            $    3,869,581
                  2. Class A-3 Interest Payment                                  $    3,954,844
                  3. Class A-3 Swap Payment From/(To) the Trust                  $      (85,263)

        5.  APPLICATION OF AVAILABLE FUNDS

            ------------------------------------------------------------------------------------------
                          ITEM                            AMOUNT           REMAINING AVAILABLE FUNDS
            ------------------------------------------------------------------------------------------
            a.    Total Available Funds                                          $ 59,828,426
            b.    Servicing Fee                        $ 1,354,418               $ 58,474,007
            c.    Interest on Notes:
                  i) Class A-1 Notes                   $ 1,419,552               $ 57,054,455
                  ii) Class A-2 Notes                  $   965,361               $ 56,089,095
                  iii) Class A-3 Net Swap              $   (85,263)              $ 56,174,357
                  iv) Class A-3 Notes                  $ 3,954,844               $ 52,219,513
                  v) Class A-4 Notes                   $ 1,905,830               $ 50,313,683
                  vi) Class A-5 Notes                  $   354,541               $ 49,959,142
                  vii) Class B Notes                   $   135,204               $ 49,823,938
                  viii) Class C Notes                  $   303,339               $ 49,520,599
            d.    ix) Class D Notes                    $   365,338               $ 49,155,261
                  Principal of Notes
                  i) Class A-1 Notes                   $47,557,715               $  1,597,546
                  ii) Class A-2 Notes                  $    --                   $  1,597,546
                  iii) Class A-3 Notes                 $    --                   $  1,597,546
                  iv) Class A-4 Notes                  $    --                   $  1,597,546
                  v) Class A-5 Notes                   $ 1,597,546               $        (0)
                  vi) Class B Notes                    $    --                   $        (0)
                  vii) Class C Notes                   $    --                   $        (0)
            e.    viii) Class D Notes                  $    --                   $        (0)
                  Deposit to Cash                      $    --                   $        (0)
            f.    Collateral Account
                  Amount to be applied in
                  accordance with CCA                  $    --                       $ (0)
            g     Loan Agreement
                  Balance, if any, to Equity           $    --                       $ (0)


  III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

        1.  BALANCE RECONCILIATION

                -----------------------------------------------------------------------------------------
                                                                                        JANUARY 20, 2000
                                        ITEM                                               PAYMENT DATE
                -----------------------------------------------------------------------------------------
                a.    Available Cash Collateral Amount (Beginning)                            100,377,550
                b.    Deposits to Cash Collateral Account                                            --
                c.    Withdrawals from Cash Collateral Account                                  6,415,108
                d.    Releases of Cash Collateral Account Surplus                                    --
                      (Excess, if any of (a) plus (b) minus (c) over (f))
                e.    Available Cash Collateral Amount (End)                                   93,962,442
                      (Sum of (a) plus (b) minus (c) minus (d))
                f.    Requisite Cash Collateral Amount                                        100,972,742
                g.    Cash Collateral Account Shortfall                                         7,010,300
                      (Excess, if any, of (f) over (e))

            2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
                a.    For any payment date on or prior to the
                      August 2000 Payment Date  to,
                      and including, the August 2000 Payment Date

                      1) Initial Cash Collateral Amount                                       100,972,742
                b.    For any Payment Dates after the August 2000
                      Payment Date until
                       the Final Payment Date, the sum of
                      1) 6.60% of the Contract Pool Principal Balance                         103,815,771
                      2) The Aggregate Principal Balance of the Notes
                       and the Equity Certificate Balance less the
                       Contract Pool Principal Balance                                         24,708,381
                      3) Total ((1) plus (2))                                                 128,524,152
                c.    Floor equal to the lesser of
                      1) 1.25% of Cut-Off Date Contract Pool Principal
                      Balance ($22,948,350); and                                               22,948,350
                      2) the Aggregate Principal Balance of the Notes
                      and the Equity Certificate Balance                                   1,597,674,613
                d.    Requisite Cash Collateral Amount                                        100,972,742

            3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
                a.    Interest Shortfalls                                                            --
                b.    Principal Deficiency Amount                                               6,415,108
                c.    Principal Payable at Stated Maturity Date of
                      Class of Notes or Equity Certificates                                          --
                d.    Total Cash Collateral Account Withdrawals                                 6,415,108

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

     ------------------------------------------------------------------------------------------
          DISTRIBUTION                    CLASS A-1     CLASS A-2    CLASS A-3       CLASS A-4
            AMOUNTS                         NOTES         NOTES        NOTES          NOTES
     ------------------------------------------------------------------------------------------
     1. Interest Due                    $ 1,419,552      $965,361    $3,954,844    $1,905,830
     2. Interest Paid                   $ 1,419,552      $965,361    $3,954,844    $1,905,830
     3. Interest Shortfall              $      --        $  --       $    --       $    --
     ((1) minus (2))
     4. Principal Paid                  $47,557,715      $  --       $    --       $    --
     5. Total Distribution Amount       $48,977,268      $965,361    $3,954,844    $1,905,830
     ((2) plus (4))


-----------------------------------------------------------------------------------------------------------
       DISTRIBUTION                   CLASS A-5           CLASS B      CLASS C       CLASS D
         AMOUNTS                        NOTES              NOTES       NOTES           NOTES     TOTALS
-----------------------------------------------------------------------------------------------------------
     1. Interest Due                     $  354,541      $135,204     $303,339      $365,338   $ 9,404,009
     2. Interest Paid                    $  354,541      $135,204     $303,339      $365,338   $ 9,404,009
     3. Interest Shortfall               $     --        $   --       $   --        $   --     $      --
     ((1) minus (2))

4. Principal Paid                        $1,597,546      $   --       $   --        $   --     $49,155,261
5. Total Distribution Amount             $1,952,087      $135,204     $303,339      $365,338   $58,559,270
((2) plus (4))

     V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

             ----------------------------------------------------------------------------------------------------
                                                                      AS OF END OF                  AS OF END OF
                                           ITEM                       DECEMBER-99                   NOVEMBER-99
                                                                   COLLECTION PERIOD             COLLECTION PERIOD
             ----------------------------------------------------------------------------------------------------
         1.  ORIGINAL CONTRACT CHARACTERISTICS
             a.    Original Number of Contracts                           86,204                     N.A.
             b.    Cut-Off Date Contract Pool                      1,835,868,028                      N.A.
                   Principal Balance
             c.    Original Weighted Average                               47.00                      N.A.
                    Remaining Term
             d.    Weighted Average                                        55.00                      N.A.
                   Original Term

         2.  CURRENT CONTRACT CHARACTERISTICS
             a.    Number of Contracts                                    83,280                   84,188
             b.    Average Contract                                       18,888                   19,306
                   Principal Balance
             c.    Weighted Average                                         43.0                     43.7
                   Remaining Term



    VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

             -----------------------------------------------
             PAYMENT DATE                     SINCE ISSUE
               PERIOD                             CPR
             -----------------------------------------------
               0                Aug-99
               1                Sep-99           7.696%
               2                Oct-99          10.521%
               3                Nov-99           9.958%
               4                Dec-99           8.758%
               5                Jan-99           8.327%

   VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

             A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

     Servicer's Certificate

           The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the
          "Pooling and Servicing Agreement"), among Newcourt Equipment
            Trust Securities 1999-1, Antigua Funding Corporation, The
            Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as
           Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
           following report with respect to the Payment Date occurring on January 20, 2000

          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
            ascribed thereto in the Pooling and Servicing Agreement.

                       AT&T CAPITAL CORPORATION

                      Glenn Votek
                      Glenn Votek
                      Executive Vice President, and Treasurer